UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     December 16, 2004

Tupperware Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-11657	36-4062333

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box 2353, Orlando, Florida	32802

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code     407-826-5050

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 2.02 Results of Operations and Financial Condition.

This information set forth under “Item 2.02. Results of Operations and Financial Condition” in accordance with SEC Release No. 33-8400.  Such information, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On December 16, 2004, Tupperware Corporation issued a release updating the 2004 earnings outlook and providing initial 2005 guidance.  A copy of the release is attached as Exhibit 99.1.

ITEM 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit 99.1 Press release dated December 16, 2004

Tupperware Updates 2004 Earnings Outlook and Provides Initial 2005 Guidance

Signature

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: 12/16/04	TUPPERWARE CORPORATION
(Registrant)

	By:	/s/ THOMAS M. ROEHLK

Thomas M. Roehlk
Senior Vice President General Counsel and Secretary